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                                                                   Exhibit 10.9

                             AMENDMENT OF AGREEMENT

     The Agreement Regarding Initial Employment Terms, dated as of December 2, 1996, between The Dime Savings Bank of New York, FSB and Fred B. Koons, is hereby amended, effective as of May 12, 1997, to replace the clause "Hostile Change in Control" where it appears therein with the clause "Transfer of Control."

                                                  AGREED AND ACCEPTED

                                                  THE DIME SAVINGS BANK OF
                                                  NEW YORK, FSB

                                                  By: /S/LAWRENCE J. TOAL
                                                      -------------------------

                                                     /s/FRED B. KOONS
                                                     --------------------------
                                                        FRED B. KOONS